Exhibit 10.1

FORM OF AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”), dated as of November 17, 2023, is by and between GD Culture Group Limited, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company and the Purchasers entered into that Securities Purchase Agreement dated as of October 31, 2023 (the “SPA”);

WHEREAS, on November 7, 2023, the Company received comments from staff of The Nasdaq Stock Market LLC (the “Staff”) on the form of registered warrant described and sold under the SPA (the “Form of Registered Warrant”);

WHEREAS, the Company and the Purchasers wish to amend the Form of Registered Warrant to address the Staff’s comments.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

1. Exhibit B to the SPA- Form of Registered Warrant is deleted and replaced in its entirety with the Amended and Restated Form of Registered Warrant, attached as hereto.

2. The registered warrants that have been issued to Purchasers under the SPA shall be returned to and cancelled by the Company on the date of this Amendment. Concurrently, the Company shall issue new warrants in the Amended and Restated Form of Registered Warrant to each Purchaser.

3. Capitalized terms not otherwise defined herein shall the respective meanings ascribed to them in the SPA.

4. Except as herein above amended, the terms and provisions of the SPA as amended shall remain in full force and effect.

5. This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

6. This Amendment shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

7. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

GD CULTURE GROUP LIMITED			Address for Notice:
810 Seventh Avenue, 22nd Floor
By:			New York, NY 10019
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer

With a copy to (which shall not constitute notice):

Ortoli Rosenstadt LLP

366 Madison Avenue, Third Floor

New York, NY 10017

Attention: Mengyi “Jason” Ye

Email: jye@orllp.legal

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGES TO THE AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:________________________________________

Facsimile Number of Authorized Signatory: _____________________________________

Address for Notice to Purchaser (if not same as address for notice in the SPA):

Address for Delivery of Pre-Funded Warrants to Purchaser (if not same as address for notice):

Subscription Amount as stated in the SPA:	_______________________

Shares as stated in the SPA:	________________________

Beneficial Ownership Blocker:	________________________

Pre-Funded Warrants as stated in the SPA:	________________________

Beneficial Ownership Blocker:	________________________

Employer Identification Number:	________________________